Financial structure and financial costs - Net-debt-to-equity ratio (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Net-debt-to-equity ratio
Current borrowings	$ 15,893	$ 13,617	$ 13,093
Other current financial liabilities	203	487	478
Current financial assets	(4,519)	(3,847)	(3,654)
Net financial assets and liabilities held for sale or exchange	313	301	(15)
Non-current financial debt	52,467	41,510	38,464
Non-current financial assets	(3,762)	(748)	(680)
Cash and cash equivalents	(31,268)	(27,352)	(27,907)	$ (33,185)
NET FINANCIAL DEBT	29,327	23,968	19,779
Shareholders' equity - Group share	103,702	116,778	115,640
Non-controlling interests	2,383	2,527	2,474
TOTAL SHAREHOLDERS' EQUITY	$ 106,085	$ 119,305	$ 118,114	$ 114,037
NET-DEBT-TO-CAPITAL RATIO EXCLUDING LEASES (as a percent)	21.70%	16.70%	14.30%